SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 29, 1998




                        COMMUNITY MEDICAL TRANSPORT, INC.
               (Exact Name of Registrant as Specified in Charter)


              Delaware              0-24640                    13-3507464
(State or Other Jurisdiction      (Commission                (IRS Employer
  of Incorporation)               File Number)              Identification No.)



                     4 Gannet Drive, White Plains, NY 10604
                    (Address of Principal Executive Offices)




                                 (914) 697-9233
              (Registrant's Telephone Number, Including Area Code)








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Item 4.           Change in Registrant's Certifying Accountant.

(b)(i) On June 17, 1998 the Company's board of directors unanimously agreed to appoint Edward Isaacs & Company ("Edward Isaacs") as its independent public accounting firm to audit the Company's financial statements for the fiscal year ending December 31, 1998.

(b)(ii) On June 29, 1998, the Company entered into a formal engagement with Edward Isaacs to provide primary accounting services to the Company, including preparing the Company's financial statements for the fiscal year ending December 31, 1998.

(b)(iii)          The Company has not previously  consulted Edward Isaacs on any
                  application  of  accounting   principals,   discrepancies   or
                  reportable events.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          COMMUNITY MEDICAL TRANSPORT, INC.



Date:  July 2, 1998                 By: /s/ Donald J. Panos
                                       -----------------------------------
                                            Donald J. Panos
                                            Chief Financial Officer